                                                                    Exhibit 99.3

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Participants of AOS-Hagenuk B.V.:

We have audited the accompanying Balance Sheets of AOS-Hagenuk B.V. (the "Company") as of December 31, 2002, 2003 and 2004, and the related Statements of Operations, Cash Flows and Shareholders' equity for the years ended December 31, 2002, 2003 and 2004. These financial statements are the reponsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audit in accordance with auditing standards generally accepted in the Netherlands. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material aspects, the financial position of the Company as of December 31, 2002, 2003 and 2004, and the results of its operations and its cash flows for each of the year ended December 31, 2002, 2003 and 2004, in conformity with accounting principles generally accepted in the United States of America.

's-Hertogenbosch, The Netherlands
January 31, 2005




/s/ A.B.M. Huisman AA                            /s/ drs. E.W.J.A. van Druten RA

                                AOS-HAGENUK B.V.
                                  BALANCE SHEET
                                   (IN EURO'S)

                                                           December 31,   December 31,    December 31,
                                                              2004            2003           2002
                                                           ------------   ------------    ------------
ASSETS
CURRENT ASSETS
       Cash and cash equivalents                           (E)  690,066   (E)1,333,739    (E)       --

       Trade accounts receivable                                137,418        575,818         337,703

       Related party receivables                                450,075             --         662,705

       Inventory                                                 58,505         27,269          55,636

       Taxes and social security premiums                         3,446          4,960          28,722

       Prepaid expenses and other current assets                149,678         65,323         188,579
                                                           ------------   ------------    ------------

             Total current assets                             1,489,188      2,007,109       1,273,345
                                                           ------------   ------------    ------------


PROPERTY, PLANTS AND EQUIPMENT, AT COST

      Equipment                                                 138,525        196,017              --
                                                           ------------   ------------    ------------

             Total property, plants and equipment               138,525        196,017              --
                                                           ------------   ------------    ------------

OTHER ASSETS
       Development expenses, net of accumulated
       amortization                                             539,020        544,128         544,536
                                                           ------------   ------------    ------------

          TOTAL ASSETS                                     (E)2,166,733   (E)2,747,254    (E)1,817,881
                                                           ============   ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

       Banks                                               (E)       --   (E)   38,186    (E)  741,842

       Advance payments on orders                             1,416,932      1,577,331          74,752

       Trade accounts payable                                    32,950         74,562         451,432

       Related party payables                                    21,497        275,062         209,122

       Other accrued liabilities                                102,994        171,055          31,799

       Taxes payable                                             22,644        145,207         280,306
                                                           ------------   ------------    ------------
             Total current liabilities                        1,597,017      2,281,403       1,789,253
                                                           ------------   ------------    ------------

SHAREHOLDERS' EQUITY

       Share capital, shares of common stock, par value(E) 100

       Authorized 900 shares, issued and outstanding 180         18,000         18,000          18,000

       Additional paid-in capital                               500,000        500,000              --

       Retained earnings                                         51,716        (52,149)         10,628
                                                           ------------   ------------    ------------

             Total shareholders' equity                         569,716        465,851          28,628
                                                           ------------   ------------    ------------

             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    (E)2,166,733   (E)2,747,254    (E)1,817,881
                                                           ============   ============    ============

               See accompanying notes to the financial statements.

                                AOS-HAGENUK B.V.
                             STATEMENT OF OPERATIONS
                                   (IN EURO'S)

                                                                For the Years Ended December 31,
                                                          --------------------------------------------
                                                             2004            2003            2002
                                                          ------------    ------------    ------------

REVENUE                                                   (E)4,385,101    (E)2,374,537    (E)3,747,817
Cost of revenues                                             2,585,276       1,174,268       2,685,601
                                                          ------------    ------------    ------------
       Gross profit                                          1,799,825       1,200,269       1,062,216

       Other operating income                                       --         172,385         116,881
                                                          ------------    ------------    ------------

                                                             1,799,825       1,372,654       1,179,097
                                                          ------------    ------------    ------------

OPERATING EXPENSES
       Selling                                                 814,931         486,935         411,397
       Research & Development                                  679,544         479,533         420,118
       Administrative and general expenses                     175,510         392,494         302,649
                                                          ------------    ------------    ------------
             Operating expenses                              1,669,985       1,358,962       1,134,164
                                                          ------------    ------------    ------------

             Operating income                                  129,840          13,692          44,933

OTHER INCOME (EXPENSE)

       Interest income                                          13,053              --              18

       Interest expense                                        (14,978)        (80,865)        (29,927)
                                                          ------------    ------------    ------------

             Income before provisions for corporate tax        127,915         (67,173)         15,024

       Provision for corporate tax                              24,050          (4,396)          4,396
                                                          ------------    ------------    ------------

             Net income                                   (E)  103,865    (E)  (62,777)   (E)   10,628
                                                          ============    ============    ============



           See accompanying notes to the financial statements.

                                AOS-HAGENUK B.V.
                        STATEMENT OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (IN EURO'S)

                                                   Aditional
                                     Paid-In        Paid-In         Retained
                                     Capital        Capital         earnings         Total
                                   ------------   ------------    ------------    ------------
BALANCE, January 1, 2002           (E)       --   (E)       --    (E)       --    (E)       --
                                   ============   ============    ============    ============
Share issue
                                         18,000             --              --          18,000
Net income
                                             --             --          10,628          10,628
                                   ------------   ------------    ------------    ------------
BALANCE, December 31, 2002
                                         18,000             --          10,628          28,628
                                   ============   ============    ============    ============
Share issue
                                             --        500,000              --         500,000

Net income                                   --             --         (62,777)        (62,777)
                                   ------------   ------------    ------------    ------------
BALANCE, December 31, 2003
                                         18,000        500,000         (52,149)        465,851
                                   ============   ============    ============    ============
Net income
                                             --             --         103,865         103,865
                                   ------------   ------------    ------------    ------------
BALANCE, December 31, 2004         (E)   18,000   (E)  500,000    (E)   51,716    (E)  569,716
                                   ============   ============    ============    ============


              See accompanying notes to the financial statements.

                                AOS-HAGENUK B.V.
                             STATEMENT OF CASH FLOWS
                                   (IN EURO'S)

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------
                                                                   2004           2003             2002
                                                               ------------    ------------    ------------

OPERATING ACTIVITIES

       Net income                                              (E)  103,865    (E)  (62,777)  (E)    10,628
       Adjustments to reconcile net income to net cash
       provided by (used in) operating activities:

             Depreciation and amortization                           73,312          83,492              --
       Changes in assets and liabilities:

             Inventory                                              (31,236)         28,367         (55,636)

             Trade accounts receivable and unbilled
             revenues                                               (94,516)        571,608      (1,217,709)

             Short term liabilities                                (684,386)        492,150       1,789,253
                                                               ------------    ------------    ------------
             Net cash provided by (used in) operating
             activities                                            (632,961)      1,112,840         526,536

INVESTING ACTIVITIES
             Purchase of development expenses                            --              --        (544,536)

             Purchase of property, plant and equipment              (10,712)       (279,101)             --

FINANCING ACTIVITIES

            Share issue                                                  --         500,000          18,000
                                                               ------------    ------------    ------------
NET DECREASE/INCREASE IN CASH                                      (643,673)      1,333,739              --
                                                               ============    ============    ============

MOVEMENTS IN CASH:

Balance as at January 1                                           1,333,739              --              --

Mutation bookyear                                                  (643,673)      1,333,739              --
                                                               ------------    ------------    ------------

Balance as at December 31                                      (E)  690,066   (E) 1,333,739    (E)       --
                                                               ============    ============    ============


               See accompanying notes to the financial statements.

                               AOS - HAGENUK B.V.
                        NOTES TO THE FINANCIAL STATEMENTS
                                   (IN EUROS)


1.       NATURE OF OPERATIONS

         The activities of the AOS-Hagenuk B.V. consist mainly of the development and production of smart card products.


2.       BASIS OF PRESENTATION

         The valuation of assets and liabilities and the determination of the result take place on the basis of historical costs. Assets and liabilities are valued at nominal value unless otherwise stated in the notes below.

         Balance sheet items relating to assets and liabilities in foreign currency are converted at the rates that apply at the end of the financial year, unless the exchange rate risk has been hedged. The exchange rate differences that arise during conversion are credited or charged to the profit and loss account.


3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

TRADE ACCOUNTS RECEIVABLE

         The trade accounts receivable are valued at nominal value, where necessary less a bad debt provision. The provision is determined on the basis of an individual assessment of outstanding debts.


INVENTORY

         The stocks are stated at the lower of cost or market value. The inventory costing method is FIFO.


PROPERTY, PLANT AND EQUIPMENT

         The equipment is valued at the purchase cost, less straight-line depreciation based on their anticipated useful economic life.


DEVELOPMENT EXPENSES

         The development expenses are valued at the purchase price, less depreciation based upon the expected sales of end products.

         Internal hours have not been activated.

OTHER ASSETS AND LIABILITIES

         The other assets and liabilities are valued at nominal value.

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


NET TURNOVER

         The net turnover is the revenue obtained from goods and services supplied to third parties, less any discounts issued and the tax levied on the turnover.

OTHER OPERATING INCOME

         Other operating income relates to grants received, which is accounted for in the year to which it relates.

COST OF SALES

         These costs are determined on the basis of the acquisition price. Also included are the value adjustment of stocks to a lower net realizable value and the addition to or release of the provision made for obsolete stocks.


DEPRECIATION

         The depreciation of development expenses is based upon the expected sales of end products.

         The depreciation of equipment is based on the following percentages of the acquisition cost:

Furniture and fixtures:            20%;
Computer equipment:                33,33%;
Software:                          33,33%.

TAX

         Corporation tax is calculated on the commercial result before tax on the basis of the applicable tax rate, taking into account tax-exempt profit constituents, restricted costs and tax facilities.

CASH FLOW STATEMENT

         The cash flow statement is based on the indirect method.

4.       REVENUE RECOGNITION

         Income and expenditure are ascribed to the year to which they relate. Profits are only recognized if they have been realized on the balance sheet date. Items are recorded as revenue upon customer acceptance. Losses and risks that originate before the end of the financial year are considered if they have become known before the annual accounts are drawn up.

5.       COMMITMENTS AND CONTINGENCIES

CREDIT FACILITY

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)

         The company has a credit-facility with ABN-AMRO bank for the amount of EUR 500.000. which is secured by pledging receivables. The facility has no expiration date.

FISCAL UNIT

         This company has a fiscal unit for corporate tax with AOS Holding B.V.

LEASE OBLIGATIONS AND RENT COMMITMENTS

RENT OFFICE:

         The company has a contract to rent the office from January 1, 2004 until December 31, 2005. The total obligation as per December 31, 2004 is EUR 68,728.

LEASE VEHICLES:

         The company has lease obligations at the end of 2004 of EUR 174,510, of which will be released in 2005 EUR 61,260.

         Future minimum lease payments are as follows:


                                Rent office         vehicles
                                ----------        -----------
        2005                    (E) 68,728         (E) 61,260
        2006                            --             51,150
        2007                            --             43,019
        2008                            --             19,081
        2009                            --                 --
                                ----------        -----------
        Total                   (E) 68,728        (E) 174,510
                                ==========        ===========

6. SUBSEQUENT EVENTS

On February 4, 2005 Vasco Data Security International, Inc. purchased 100% of the shares of A.O.S. Hagenuk B.V.

CURRENT ASSETS

7. TRADE ACCOUNTS RECEIVABLE

                                                                      December 31,
                                                    ------------------------------------------------
                                                       2004               2003              2002
                                                    ----------         ----------         ----------
         Trade debtors                              (E) 137,418         (E) 575,818       (E) 337,703
         Provision for bad debts                             --                  --                --
                                                    -----------         -----------       -----------
                                                    (E) 137,418         (E) 575,818       (E) 337,703
                                                    ===========         ===========       ===========

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)

8. RELATED PARTY RECEIVABLES

                                                                       December 31,
                                                    -------------------------------------------------
                                                        2004               2003               2002
                                                    -----------           ------          -----------
         AOS Holding B.V.                           (E) 450,075           (E) --          (E)      --
         CPS Broadcast Products B.V.                         --               --              167,656
         B.V. Hagenuk CPS                                    --               --              495,049
                                                    -----------            -----          -----------
                                                    (E) 450,075           (E) --          (E) 662,705
                                                    ===========           ======          ===========


Note:
2002

         The related party receivables are on behalf of the takeover of activities from CPS Broadcast Products B.V. and B.V. Hagenuk CPS.

2004

         AOS-Hagenuk B.V. has financed obligations of AOS Holding B.V. during the year.

9. INVENTORY

                                                                      December 31,
                                                    ------------------------------------------------
                                                       2004                2003              2002
                                                    ----------         ----------         ----------
         Raw materials and consumables              (E) 58,505         (E) 27,269         (E) 55,636
         Inventory obsolescence reserve                    --                  --                 --
                                                    ----------         ----------         ----------
                                                    (E) 58,505         (E) 27,269         (E) 55,636
                                                    ==========         ==========         ==========

10. TAXES AND SOCIAL SECURITY PREMIUMS

                                                                     December 31,
                                                    -----------------------------------------------
                                                       2004               2003                2002
                                                    ----------         ----------         ----------
         Industrial insurance board                 (E)   534          (E)   564          (E)    172
         Corporate tax                                     --              4,396                  --
         Pension contributions                          2,912                 --               1,766
         Wage tax                                          --                 --              26,784
                                                    ---------          ---------          ----------
                                                    (E) 3,446          (E) 4,960          (E) 28,722
                                                    =========          =========          ==========

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)

PROPERTY, PLANT AND EQUIPMENT

11. EQUIPMENT

                                                                        December 31,
                                                    -----------------------------------------------
                                                        2004                  2003            2002
                                                    -----------           -----------        ------
         Situation as at 1 January
         Purchasing cost                            (E) 279,101           (E)      --        (E) --
         Accumulated depreciation                       (83,084)                   --            --
                                                    -----------           -----------        ------
         Book value as at 1 January                     196,017                    --            --
                                                    ===========           ===========        ======

         Mutations during the financial year
         Investments                                     10,712               279,101            --
         Depreciation                                   (68,204)              (83,084)           --
                                                    -----------           -----------        ------
                                                        (57,492)              196,017            --
                                                    ===========           ===========        ======

         Situation as at 31 December
         Purchasing cost                                289,813               279,101            --
         Accumulated depreciation                      (151,288)              (83,084)           --
                                                    -----------           -----------        ------
         Book value as at 31 December               (E) 138,525           (E) 196,017        (E) --
                                                    ===========           ===========        ======

OTHER ASSETS

12.      DEVELOPMENT EXPENSES

                                                                        December 31,
                                                    -------------------------------------------------------
                                                        2004                  2003                  2002
                                                    -----------           -----------           -----------
         Situation as at 1 January
         Purchasing cost                            (E) 544,536           (E) 544,536           (E)      --
         Accumulated depreciation                          (408)                   --                    --
                                                    -----------           -----------           -----------
         Book value as at 1 January                     544,128               544,536                    --
                                                    ===========           ===========           ===========

         Mutations during the financial year
         Investments                                         --                    --               544,536
         Depreciation                                    (5,108)                 (408)                   --
                                                    -----------           -----------           -----------
                                                         (5,108)                 (408)          (E) 544,536
                                                    ===========           ===========           ===========

         Situation as at 31 December
         Purchasing cost                                544,536               544,536               544,536
         Accumulated depreciation                        (5,516)                 (408)                   --
                                                    -----------           -----------           -----------
         Book value as at 31 December               (E) 539,020           (E) 544,128           (E) 544,536
                                                    ===========           ===========           ===========

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


         The development expenses consist of a contribution in the joint development expenses of the PCC810 chip. The development expenses are depreciated by EUR 4 per sold final product in which the chip has been processed.

          Based on current developments the board expects that there will be sufficient potential for depreciation in the oncoming two years.

CURRENT LIABILITIES

13.      RELATED PARTY PAYABLES

                                        December 31,
                            ------------------------------------
                               2004         2003         2002
                            ----------   ----------   ----------
Pijnenburg Beheer N.V.      (E) 21,497   (E)275,062   (E) 78,130
Hagenuk CPS USA Inc.                --           --      130,992
                            ----------   ----------   ----------
                            (E) 21,497   (E)275,062   (E)209,122
                            ==========   ==========   ==========

Note:

2002

Debt to Pijnenburg Beheer N.V. due to applied group costs.

Debt to Hagenuk CPS Inc. due to applied marketing costs.

2003

Debt to Pijnenburg Beheer N.V. due to pay off bank debts and profit share.

2004

Debt to Pijnenburg Beheer N.V. due to pay off bank debts and profit share.

14.      TAXES AND SOCIAL SECURITY PREMIUMS


                                         December 31,
                             ------------------------------------
                                2004         2003         2002
                             ----------   ----------   ----------
V.A.T.                       (E)  2,386   (E)108,195   (E)275,910
Corporate tax                        --           --        4,396
Wage tax                         17,093        8,998           --
Pension contributions             3,165       28,014           --
                             ----------   ----------   ----------
                             (E) 22,644   (E)145,207   (E)280,306
                             ==========   ==========   ==========



STATEMENT OF OPERATIONS

15.      RENT EXPENSES

                             For the Years Ended December 31,
                           ------------------------------------
                              2004         2003         2002
                           ----------   ----------   ----------
Rent office                (E) 70,941   (E) 92,040   (E)  6,275
Rent vehicles                  94,241       39,877           --
                           ----------   ----------   ----------
Total rent expenses        (E)165,182   (E)131,917   (E)  6,275
                           ==========   ==========   ==========

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


16.      OTHER OPERATING INCOME

The other operating income consists of grants for a joint European development project. The project was ended in 2003.

17.      EXCHANGE GAINS AND LOSSES

There are no material exchange gains and losses.

18.      CORPORATE TAX

                                   For the Years Ended December 31,
                               ---------------------------------------
                                 2004           2003           2002
                               ----------    ----------     ----------
Corporate tax in fiscal year   (E) 24,050    (E) (4,396)    (E)  4,396
                               ==========    ==========     ==========

Statutory tax rate               29-34.5%            29%            29%
Differences:
 - Deduction for investments        -2.0%          -1.6%
 - Costs not deductable                             2.7%           0.2%
 - Carry back                                     -23.6%
 - Carry forward                   -12.0%
Effective tax rate                  18.8%           6.5%          29.2%

Note: There are no deferred taxes


19.       COSTS AND SERVICES PROVIDED BY RELATED PARTIES


                                            For the Years Ended December 31,
                                         -------------------------------------
                                            2004        2003           2002
                                         ----------   ----------    ----------
Management fee                   1.      (E)120,000   (E) 16,250    (E)     --
Rent office                      2.          70,783         5,790           --
Share in holding costs           3.          26,213       248,108      230,148
Profit share                     4.              --       171,966      135,216
Development                      5.              --            --      147,204
Marketing                        6.              --            --      133,255
Interest                                     (9,300)           --       14,654
                                         ----------   -----------   ----------
                                         (E)207,696   (E) 442,114   (E)660,477
                                         ==========   ===========   ==========

                               AOS - HAGENUK B.V.
                 NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)
                                   (IN EUROS)


1.  CEO mr. Filipan
2.  Art of Security B.V.
3.  en
4.  Pijnenburg Beheer N.V.
5.  CPS Broadcast B.V.
6.  CPS Hagenuk USA Inc.


20. INTEREST INCOME AND EXPENSE

                                             For the Years Ended December 31,
                                         --------------------------------------
                                            2004          2003          2002
                                         ----------    ----------    ----------
INTEREST INCOME
Interest bank deposits                   (E)  3,753    (E)     --    (E)     18
Interest AOS Holding B.V                      9,300            --            --
                                         ----------    ----------    ----------
                                         (E) 13,053    (E)     --    (E)     18
                                         ==========    ==========    ==========

INTEREST EXPENSE
Interest and costs bank accounts         (E) 14,978    (E) 80,865    (E) 29,927
                                         ----------    ----------    ----------
                                         (E) 14,978    (E) 80,865    (E) 29,927
                                         ==========    ==========    ==========

21.      NET INCOME AOS-HAGENUK B.V. AND HER PREDECESSOR CORPORATIONS

                             For the Years Ended December 31,
                         ----------------------------------------
                            2004           2003           2002
                         ----------     ----------     ----------
AOS-Hagenuk B.V          (E)103,865     (E)(62,777)    (E) 10,628
                         ----------     ----------     ----------
                         (E)103,865     (E)(62,777)    (E) 10,628
                         ==========     ==========     ==========





Note:

Hagenuk Smart Card Solutions B.V. is founded at May 17, 2002. As of January 1, 2002 the company took over the smart car activities from her associated companies, B.V. Hagenuk CPS. As at June 25, 2004 Hagenuk Smart Card Solutions B.V. changed her statutory name in AOS-Hagenuk B.V.